THE FUND FOR LIFE SERIES
                                       OF
                                  THE GCG TRUST


                              FINANCIAL STATEMENTS

                                December 31, 1995




                                    CONTENTS

President's Report                                                              1

Management's Discussion and Analysis                                            2

Report of Independent Auditors                                                  4

Statement of Assets and Liabilities                                             5

Statement of Operations                                                         6

Statement of Changes in Net Assets                                              7

Financial Highlights                                                            8

Portfolio of Investments                                                        9

Notes to Financial Statements                                                  10

Dear Shareholder of The Fund For Life Series of GCG Trust,

We are pleased to provide you with your 1995 Annual Report (the "Report") for The Fund For Life Series of The GCG Trust. This report contains the financial statements of The Fund For Life Division of Separate Account B.

1995 was a strong year for U.S. equities as well as bonds, with equity markets rising to record levels. The Fund For Life's performance reflected these economic trends.

Assets in The Fund for Life declined throughout 1995. In an effort to protect shareholders from rapidly increasing expense ratios, we offered all shareholders the opportunity to exchange their existing contracts for our GoldenSelect DVA contract, a deferred variable annuity with access to fourteen different investment portfolios, plus a fixed interest division. Many shareholders accepted that offer.

In order to protect remaining shareholders from these rapidly increasing expense ratios, the Manager agreed to absorb a portion of the expenses while we are considering various options to address this problem. There is no guarantee the Manager will permanently absorb these charges.

If you have any questions or require any additional information, please call out Customer Service area at 1-800-366-0066.

Sincerely,


Terry L. Kendall
Chairman
The Fund For Life Series of The GCG Trust


                      GoldenSelect Products are issued by
           Golden American Life Insurance Company and distributed by
      Directed Services, Inc., both Subsidiaries of Bankers Trust Company

               Report of Ernst & Young LLP, Independent Auditors

Board of Trustees
The GCG Trust - The Fund For Life Series


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Fund For Life Series (one of the Series comprising The GCG Trust) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1995 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Fund For Life Series at December 31, 1995 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                           Ernst & Young LLP


New York, New York
February 9, 1996

                              FUND FOR LIFE SERIES
                                OF THE GCG TRUST


         The investment objective of The Fund For Life Series (the "Fund")

of The GCG Trust ("Fund") is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other mutual funds using an allocation strategy that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and to mutual funds that invest primarily in debt securities rated at least investment grade (approximately 30%).

         Strong performance in the equity and debt market contributed to the performance of the Fund during 1995. For the year ended December 31, 1995, the Fund had a total return of 18.79%, as compared to a blended return of 27.65% of three indices, namely the S&P 500, Morgan Stanley/Capital International Pacific and Lehman Aggregate Bond indices. This blend covers the same time period and is computed using the same percentage allocation of investments held by the Fund. As indicated on the graph, the following total return for each index for the year ended December 1994 were: S&P 500 - 37.54%, Morgan Stanley/Capital International Pacific - 2.97% and the Lehman Aggregate Bond Index - 18.47%.

The following table replaces a graph showing growth of an initial investment of $10,000, with reinvestment of dividends and distributions in The Fund For Life Series of The GCG Trust, the Lehman Aggregate Bond Index, the Morgan Stanley/Capital International Pacific Index ("MSCI Index"), the S & P 500 Index and a blended index consisting of 60% S & P 500 Index, 30% Lehman Aggregate Bond Index and 10% MSCI Index. The graph indicates the growth from March 1, 1993 (Inception date of The Fund For Life Series Of The GCG Trust) through December 31, 1995.


                            60% S & P 500, 30%                          Morgan Stanley/
                          Lehman Aggregate Bond,   Lehman Aggregate  Capital International
                            10% MSCI Pacific          Bond Index             Index           S & P 500    Fund For Life
                          ----------------------   ----------------  ---------------------   ---------    -------------
                 02/28/93                $10,000            $10,000                $10,000     $10,000          $10,000
11/30/93         12/31/93                $10,932            $10,583                $12,966     $10,768          $10,842
11/30/94         12/31/94                $11,091            $10,275                $14,629     $10,909          $10,607
11/30/95         12/31/95                $14,158            $12,173                $15,063     $15,004          $12,603


   Average Annual Total  Return For The Period Ended December 31, 1995

   One Year                                                             18.79%
   3/1/93 (Inception)                                                   26.03%

Total Return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity contracts thereunder whose proceeds are invested in the Fund. Past performance is not predicative of future performance.

                            THE FUND FOR LIFE SERIES


                                       OF


                                  THE GCG TRUST


                           ANNUAL FINANCIAL STATEMENTS


                                DECEMBER 31, 1995

                            THE FUND FOR LIFE SERIES
                                       OF
                                  THE GCG TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1995



ASSETS:
         Investments, at value (Cost $274,641) (Notes 1 and 4)          $311,704
         Cash                                                             26,729
         Dividends Receivable                                                371
                                                                        --------

         Total Assets                                                    338,804
                                                                        --------

LIABILITIES:
         Accrued Expenses                                                  5,500
         Payable for shares of beneficial interest redeemed                  255
                                                                        --------

         Total Liabilities                                                 5,755
                                                                        --------
NET ASSETS:                                                             $333,049
                                                                        ========
NET ASSETS CONSISTS OF:
         Paid-in Capital                                                $218,540
         Undistributed realized gains on investments transactions         77,446
         Net unrealized appreciation of investments                       37,063
                                                                        --------
Total Net Assets                                                        $333,049

                                                                        ========
         Shares of beneficial interest outstanding, $.001 par value       30,416
                                                                        ========
         Net Asset Value, redemption price and offering
              price per share of beneficial interest outstanding        $  10.95
                                                                        ========


                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                                  THE GCG TRUST
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995



INVESTMENT INCOME:
         Dividends                                                    $  16,069
                                                                      ---------
EXPENSES:
         Management & administrative fees (Note 2)                        2,490
         Amortization of organization costs (Note 2)                     20,805
         Auditing fees                                                    5,973
         Fund accounting fees (Note 2)                                    2,071
         Legal fees                                                       3,567
         Printing and mailing                                             2,868
         Custody  (Note 2)                                                2,704
         Other operating expenses                                           410
                                                                      ---------
         Total Expenses                                                  40,888
         Fees Waived and Expenses
           Reimbursed By Manager (Note 2)                                (5,612)
                                                                      ---------
         Net Expenses                                                 $  35,276
                                                                      ---------
NET INVESTMENT LOSS                                                     (19,207)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain from investment transactions
           and capital gain distributions                                82,283
         Net change in unrealized appreciation                          105,511
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT
         TRANSACTIONS                                                   187,794
                                                                      ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 168,587
                                                                      =========



                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                                  THE GCG TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                 For the Years Ended December 31, 1995 and 1994

                                                                                1995            1994
                                                                                ----            ----
FROM OPERATIONS:
         Net investments income (loss)                                      $   (19,207)        57,602
         Net realized gain from investment transactions
         and capital gain distributions                                          82,283         80,430
         Change in unrealized appreciation (depreciation)
         of investments                                                         105,511       (178,204)
                                                                            -----------    -----------
          Net increase (decrease) in net assets resulting from operations       168,587        (40,172)
                                                                            -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                                      614         57,602
         Net realized gain on investment transactions                              --           80,430
                                                                            -----------    -----------

         Total distributions to shareholders                                        614        138,032
                                                                            -----------    -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
         Proceeds from sale of shares                                             7,379         88,920
         Dividends reinvested                                                       614        138,032
         Cost of shares redeemed                                             (1,188,903)    (2,969,759)
                                                                            -----------    -----------
         Decrease in net assets derived from beneficial interest
         transactions                                                        (1,180,910)    (2,742,807)
                                                                            -----------    -----------

              Net decrease in net assets                                     (1,012,937)    (2,921,011)
                                                                            -----------    -----------
NET ASSETS:
         Beginning of year                                                    1,345,986      4,266,997
                                                                            -----------    -----------
         End of year                                                        $   333,049    $ 1,345.986
                                                                            ===========    ===========


                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                OF THE GCG TRUST
                              Financial Highlights
                Selected Data For A Share of Beneficial Interest
                       Outstanding Throughout Each Period



                                                                                             For the Period
                                              For the Year Ended     For the Year Ended     March 1, 1993* to
                                              December 31, 1995       December 31, 1994     December 31, 1993
                                              ------------------     ------------------    ------------------
Per Share Operating Performance
Net asset value, beginning of period                 $  9.23              $   10.51            $     10.00
                                                     -------              ---------            -----------
Net investment income (loss)#                          (0.24)                  0.44                   0.33

Net gain on investments -- realized and
  unrealized                                            1.98                  (0.67)                  0.51
                                                     -------              ---------              ---------
Total from investment operations                        1.74                  (0.23)                  0.84
                                                     -------              ---------              ---------
Less Distributions:
Dividends from net investment income                    0.02                   0.44                   0.33
Distributions from net realized capital
gains                                                     --                   0.61                     --
                                                     -------              ---------              ---------
Total Distributions                                     0.02                   1.05                   0.33
                                                     -------              ---------              ---------
Net asset value, end of period                    $    10.95           $       9.23           $      10.51
                                                  ==========           ============           ============

Total Return                                           18.79%                 (2.15%)                 8.42%**
                                                       =====                  =====                   ====
Rations and Supplemental Data
Total net assets, end of period (000's
  omitted)                                           $   333              $   1,346              $   4,267
                                                     =======              =========              =========

Ratio of expenses to average net assets                 4.25%                  1.84%                  0.42%**
Decrease reflected in above expense
ratio due to expense limitations                        0.68                 --                       3.15%**
Ratio of net investment income (loss) to
average net assets                                      (2.32%)                2.23%                  4.89%**
Portfolio turnover rate                                  5.68%                13.06%                 19.79%


-----------------
*        Commencement of Operations
**       Not Annualized
# Per share data numbers have been calculated using the average share method



                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                                  THE GCG TRUST
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1995




                                                                          Number
Investment in shares of open-end mutual funds                           of Shares          Value (Note 1)
                                                                        ---------          --------------
    AIM Constellation Fund                                                1,310               $29,489
    AIM Weingarten Fund                                                   1,662                29,461
    The Burger One Hundred Fund Inc.                                      1,709                30,925
    The Guardian Park Avenue Fund                                           913                31,017
    Merrill Lynch Pacific Fund, Inc. Class A                              1,450                32,130
    The Davis Venture Fund Inc.                                           2,142                31,107
    Scudder Income Fund                                                   2,351                31,998
    United Income Fund                                                    1,071                31,026
    Vanguard Investment Grade Corporate Bond Fund                         3,462                32,824
    Vanguard Fixed Income GNMA Fund                                       3,042               $31,727
                                                                                             --------
       Total Investments (Cost $274,641) (Notes 1 and 4)          94%                         311,704
          Other Assets In Excess of Other Liabilities              6%                          21,345
                                                                 ---                         --------
Net Assets                                                       100%                        $333,049
                                                                 ---                         ========

                       See notes to financial statements.

                            THE FUND FOR LIFE SERIES
                                       OF
                                  THE GCG TRUST

                          Notes to Financial Statements


1.       Summary of Significant Accounting Policies

         The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 1995, the Trust had fourteen operational portfolios (the "Series"):
The Fund For Life Series (the "Fund"), Liquid Asset Series, Limited Maturity Bond Series, Natural Resources Series, All-Growth Series, Real Estate Series, Fully Managed Series, Multiple Allocation Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, Market Manager Series, Value Equity Series and Strategic Equity Series. All of the Series, including the Fund are diversified, except for Market Manager Series. The information presented in this financial statements pertain only to the Fund. The financial information for the other Series of the Trust is presented under separate cover.

         The Fund serves as an investment medium for variable annuity contracts offered by Golden American Life Insurance company ("Golden American"). Golden American is a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect subsidiary of Bankers Trust Company ("Bankers Trust").

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

         Federal income taxes: No provision for federal income taxes has been made since the Fund has complied and intends to continue to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficiently to relieve it from substantially all federal income taxes. The Fund's net investment loss of $19,207, less short term capital gain distributions from investments in mutual funds and short term realized capital gains of $4,837, was charged against paid-in-capital as the loss cannot be carried forward for federal income tax purposes.

         Organizational Expenses: Directed Services, Inc. ("DSI"), the Fund's Manager and Administrator, paid organizational expenses of approximately $114,000 on behalf of the Fund. The Fund reimburses DSI in equal monthly installments over a sixty month period from the Fund's commencement of operations. The unpaid balance as of December 31, 1995 was approximately $50,200. It is DSI's intention to continue to receive these equal installments but not to seek reimbursement of any unpaid balances, if any, should the Fund cease operations. DSI is a wholly-owned subsidiary of BTV.

         Valuation: Investments in open-end mutual funds are valued at their respective net asset value at the end of each day. Net asset values for these investments are supplied by market quotation services. The net asset values supplied by these market quotation services are calculated in accordance with the Act. Among other things, the Act requires that mutual funds value the securities that they hold in their portfolios at their current market value (generally the last reported sales price of the security).

         Other investments of the Fund, if any, are valued at their current market value as determined by market quotations. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

         Other: Investment transactions are recorded on trade date. Dividend income and distributions to the shareholders are recorded on the ex-dividend date. Estimated expenses are accrued daily.

         Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

2.  Management and Administrative Fees, and Other Transactions with Affiliates

         DSI serves as Manager and Administrator to the Fund. In its capacity as Manager and Administrator DSI provides investment advisory services and services reasonably necessary for the operation of the Fund. Management and administrative fees are paid to DSI at annual rates of 0.10% and 0.20%, respectively, of the value of the average daily net assets of the Fund. For the year ended December 31, 1995, the Fund paid $830 and $1,660 in compensation for management and administrative services respectively. The Fund also reimburses DSI for certain organizational expenses paid by DSI on behalf of the Fund. These reimbursements are described in Note 1 to the financial statements.

         DSI also provides accounting services to the Fund. For fund accounting services, the Fund pays to DSI an annual fee of 0.25% of the value of the average daily net assets of the Fund. For the year ended December 31, 1995 such fees amounted to $2,071. Pursuant to a custodian agreement, Bankers Trust is the custodian for the Fund. Fees paid to Bankers Trust in connection with custodian services were $2,704 for the year ended December 31, 1995.

         DSI voluntary reimbursed the Fund $5,612 of operating expenses during the year ended December 31, 1995.


         Investors in the Fund should recognize that an investment in the Fund bears not only a proportionate share of the expenses of the Fund (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. Investors also bear their proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the mutual fund investments. In addition, shareholders of the Fund may indirectly bear expenses paid by a mutual fund in which the Fund invests related to the distribution of the mutual fund's shares.

         Certain officers and trustees of the Trust are also officers and/or directors of DSI, BTV, Golden American and Bankers Trust.

3.  Shares of Beneficial Interest

         The Trust has an unlimited number of $.001 par value shares of beneficial interest authorized. For the years ended December 31, 1995 and 1994, the Fund had the following transactions in shares of beneficial interest. The Trust no longer accepts investments in the fund from new investors.



                                                1995                         1994
                                       -----------------------       ----------------------
                                        Shares        Amount          Shares        Amount
                                        ------        ------          ------        ------
Sold ............................           719    $     7,379          8,358    $    88,920
Dividends and other distributions
  reinvested ....................            56            614         14,955        138,032
Redeemed ........................      (116,153)    (1,188,903)      (283,623)    (2,969,759)
                                       --------     ----------       --------    -----------
Net (decrease) increase .........      (115,378)   $(1,180,910)      (260,310)   $(2,742,807)
                                       ========     ==========       ========    ===========




         As of December 31, 1995, Golden American has an investment in the fund of 1,149 shares with a total net asset value of $12,582 representing 3.78% of shares outstanding.




4.       Investments

         At December 31, 1995, and for the year. the cost of investments, unrealized appreciation and depreciation, and purchases and sales of investments were as follows:



   Gross Unrealized Appreciation ..................................   $   37,063

   Gross Unrealized Depreciation ..................................         --

                                                                      ----------
Net Unrealized Appreciation ......................................    $   37,063

                                                                      ==========

   Cost of Investment Securities for Federal Income Tax Purposes...   $  274,641

                                                                      ==========
   Purchases and Sales of Investments
   Cost of Purchases ..............................................   $   43,252
                                                                      ==========
   Proceeds from Sales ............................................   $1,254,199
                                                                      ==========